EXHIBIT 10.16(a)


                       FIRST AMENDMENT TO LEASE AGREEMENT

     THIS FIRST AMENDMENT TO LEASE AGREEMENT (this "First Amendment") is entered into this ______ day of _____________, 1999, by and between AMLI LAND
DEVELOPMENT - I LIMITED PARTNERSHIP, an Illinois limited partnership, whose address is in care of AMLI REALTY CO., 1945 Vaughn Road, Kennesaw, Georgia 30144, (together with its successors and assigns "Amli") and CRYOLIFE, INC., a Florida corporation, whose address is 1655 Roberts Boulevard, Kennesaw, Georgia 30144 (together with its permitted assigns "Tenant").

                              W I T N E S S E T H :

     WHEREAS, Amli and Tenant entered into that certain Lease Agreement dated as of April 14, 1995, ("Lease") dealing with and surrounding the leasing of a certain building and other improvements and appurtenances thereto as described in the Lease ("Cryolife Phase I");

     WHEREAS, Amli has agreed to the construction of an additional two-story office/R&D/warehouse/light manufacturing building and other improvements and appurtenances, including an interconnection between Cryolife Phase I and Cryolife Phase II (as that term is hereinafter defined) thereby adjoining Cryolife Phase I and Cryolife Phase II;

     WHEREAS, for the purposes herein, the new additional two-story office/R&D building, other improvements and appurtenances, including the interconnection, shall hereinafter be referred to as "Cryolife Phase II".

     WHEREAS, Amli and Cryolife desire to enter into this First Amendment to amend the Lease.

     NOW, THEREFORE, in consideration of TEN and NO/100 ($10.00) DOLLARS, the premises, and other good and valuable consideration and the mutual benefits that will be derived by the parties hereto, Amli and Tenant hereby agree as follows:

                           The recitals  hereinabove set forth are  incorporated
                  herein by reference as if totally set forth herein.
                           The Cryolife  Phase II shall be and is hereby covered
                  and governed by the Lease as hereinafter amended.
                           The  Lease  is  hereby  amended  whereby  any and all
                  references to the Pre-Occupancy and Construction Agreement in the Lease shall only refer to and apply to Cryolife Phase II.
                           The  Lease  is  hereby  amended  whereby  any and all
                  reference to the address of Amli shall mean 1945 Vaughn Road, Kennesaw, Georgia 30144, and any and all reference to the address of the Tenant shall mean 1655 Roberts Boulevard, Kennesaw, Georgia 30144.

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                           The Lease is further hereby amended as follows:

     1. In Paragraph 1, styled Architect, on Page 1 strike "Masterson, Fowler Associates, Ltd." and substitute in lieu therefor: "An architect selected by Tenant ("Tenant Architect"), subject to Landlord's reasonable approval, and an architect selected by Landlord, i.e. Fowler & Associates, Inc. The Tenant Architect and Landlord Architect shall cooperate and work in conjunction with each other in their respective designs and preparations of the respective plans and specifications ".

     2. In Paragraph 1, styled Gross Building Area, on Page 3, is hereby deleted in its entirety and the following substitute in lieu therefor:

                    "Gross  Building  Area:  The entire area within the exterior base walls on each floor of Cryolife Phase I. Unless otherwise expressly stated to the contrary, all reference in this Lease in "square feet" shall mean the square feet of the Gross Building Area of Cryolife Phase I and Cryolife Phase II. Landlord and Tenant hereby agree that the Gross Building Area of Cryolife Phase I, as shown on the Plans, is 98,268 sq. ft, and such total shall be deemed to Gross Building Area of Cryolife Phase I for all purposes under this Lease.

                    The Landlord and Tenant hereby agree that the Gross Building
               Area of Cryolife Phase II, as shown on the Plans, is 98,268 sq.ft. (plus an area to be determined and agreed to by Landlord and Tenant for the interconnection between Cryolife Phase I and Cryolife Phase II once the plans and specifications for the interconnection are agreed to and approved by Landlord and Tenant) and such total shall be deemed the Gross Building Area of Cryolife Phase II for all purposes under this Lease."

     3. In Paragraph 1, styled Land, on Page 4, is hereby deleted in its entirety and the following substitute in lieu therefor:

               "Land: An approximately eleven (11) acre parcel of real estate located in the Park, and legally described in Exhibit A attached hereto and made a part hereof ("Cryolife Phase I"). An approximately nine and one-half (9.5) acre parcel of real estate located in the Park, and legally described in Exhibit A-1 attached hereto and made a part hereof ("Cryolife Phase II")".

     a. In Paragraph 1, styled, Net Rentable Area, on Page 5, is hereby deleted in its entirety and substitute in lieu therefor the following:

               "Net Rentable Area: The Gross Building Area of Cryolife Phase I, less the area of the vertical penetrations for the elevators and any designated stairwells within the perimeter of the Facility of Cryolife Phase I (e.g. there being two (2) stairwells in the initial Facility of Cryolife Phase I). Landlord and Tenant hereby agree that the Net Rentable Area of the initial Facility of Cryolife Phase I, as shown on the Plans, is Ninety-Five Thousand Two Hundred Ten (95,210) sq. ft. and such total shall be deemed the net rentable area of the Facility of Cryolife Phase I for all purposes under this Lease.

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                    Landlord and Tenant  hereby agree that the Net Rentable Area of Cryolife Phase II, as shown on the Plans, is Ninety-Five Thousand Two Hundred Ten (95,210) sq.ft and such total shall be deemed the Net Rentable Area of the facility of Cryolife Phase II, for all purposes under this Lease, and excludes a freight elevator that may be installed by Tenant at Tenant's sole expense."

                    In Paragraph 1, styled Premises, on Page 6 is hereby deleted in its entirety and substitute in lieu therefor the following:

               "Premises: collectively, the Land, the Facility of Cryolife Phase I and the Facility of Cryolife Phase II, the interconnection between Cryolife Phase I and Cryolife Phase II (which interconnection shall be deemed a part of Cryolife Phase II) and other improvements located on the Land."

     b. In Paragraph 2, on Page 7, is hereby deleted in its entirety and the following is substituted in lieu therefor:

               "2. Agreement to Lease. Landlord hereby Leases to Tenant and Tenant hereby accepts the Land of Cryolife Phase I, located in Cobb County, Georgia, together with all improvements now and hereafter located on the Land of Cryolife Phase I, including without limitation a building of Ninety-Eight Thousand Two Hundred Sixty-Eight (98,268) sq. ft. of Gross Building Area constructed thereon in accordance with the Plans (such building referred to hereinafter as the "Facility of Cryolife Phase I"), for a term (the "Term") commencing on the Commencement Date and ending ______________ months after the Commencement Date (the "Termination Date"); provided, however, that if the Commencement Date is not the first (1st) day of the calendar month, the Term shall end ____________ calendar months after the first (1st) day of the calendar month immediately succeeding the calendar month in which the Commencement Date occurs, unless sooner terminated as provided herein, subject to the agreements herein contained. The parties agree and acknowledge that the Commencement Date for the Facility of Cryolife Phase I is _____________ and the Termination Date for Cryolife Phase I will be the termination date for Cryolife Phase II.

                    Landlord hereby Leases to Tenant, and Tenant hereby accepts, the Land of Cryolife Phase II, located in Cobb County, Georgia, together with all improvements now or hereafter located on the Land Cryolife Phase II, including without limitation a building of Ninety-Eight Thousand Two Hundred Sixty-Eight (98,268) sq. ft. of Gross Building Area to be constructed thereon in accordance with the Plans pursuant to the Pre-Occupancy Agreement (such building being referred to herein as the "Facility of Cryolife Phase II") for a term (the "Term") commencing on the Commencement Date and ending One Hundred Eighty (180) calendar months from the Commencement Date (the "Termination Date"); provided, however, that if the Commencement Date is not the first (1st) date of a calendar month, the Term shall end One Hundred Eighty (180)
               calendar months after the first 1st day of the calendar month immediately succeeding the calendar month in which the
               Commencement Date occurs unless sooner terminated as provided herein, subject to the agreements herein contained."

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                    In Paragraph 3, on Page 8 the paragraph is hereby deleted in its entirety and the following is substituted in lieu therefor:

               " 3. Commencement Date: Except as otherwise expressly provided for in this Lease or the Pre-Occupancy Agreement, the "Commencement Date " for Cryolife Phase II shall be One Hundred Twenty-Two (122) days after the later to occur of (i) the Substantial Completion Date or (ii) October 31, 2000 ("Anticipated Commencement Date"). The parties shall confirm the date of the Commencement Date of Cryolife Phase II in writing as provided in Section 17 of the Pre-Occupancy Agreement."

                    In Paragraph  6.2, add the  following as a new  paragraph at the end of the paragraph:

               "Landlord represents that the amount of the assessments for the 1999 calendar year is estimated to equal approximately Three Hundred and no/100 Dollars ($300.00) per acre".

     c. In Paragraph 23, Page 41, add the following as a new paragraph at the end of the paragraph:

               "23.8 Casualty Affecting Cryolife Phase I - Crolife Phase II. Amli and Tenant hereby acknowledge and agree that any Casualty as described in this Paragraph 24, which only affects either Cryolife Phase I or Cryolife Phase II and not both Cryolife Phase I and Cryolife Phase II, Tenant can only exercise its right of termination of the Lease as it relates only to the phase which is affected, i.e. either Cryolife Phase I or Cryolife Phase I, unless both phases, i.e. Cryolife Phase I and Cryolife Phase II, are effected by such Casualty."

     d. In Paragraph 24, Page 46, add the following as a new paragraph at the end of the paragraph:

               "24.7 Condemnation Affecting Cryolife Phase I - Crolife Phase II. Amli and Tenant hereby acknowledge and agree that any Condemnation as described in this Paragraph 24, which only affects Cryolife Phase I or Cryolife Phase II and not both Cryolife Phase I or Cryolife Phase II, Tenant can only exercise its right of termination of the Lease as it relates only to the phase which is affected, i.e. Cryolife Phase I or Cryolife Phase I, unless both phases, i.e. Cryolife Phase I or Cryolife Phase II, are effected by such condemnation"

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     e.   In Paragraph 37(a)(i), Page 57, the first sentence of the subparagraph is striken in its entirety and the following is substituted in lieu therefor:

               "The initial Base Rent payable during the first year of the Renewal Term shall be at a rate equal to one hundred two (102%) percent of the Base Rent applicable to the Nineteenth (19th) Lease Year for Cryolife Phase I and to the fifteenth (15th) Lease Year applicable to Cryolife Phase II".

     f.   In Paragraph 39, Page 59, is hereby deleted in its entirety.

     g.   In Paragraph 41, Page 60, is hereby deleted in its entirety.

     h. In Paragraph 43, Page 61, add the following at the end of the paragraph:

               "The Moving Allowance and Design Allowance described in this paragraph are applicable to Cryolife Phase I".

                    Further add at the end of the paragraph the following new paragraph"

                    "The Landlord shall pay the Tenant (i) a moving allowance of
               Ninety-Five Thousand Two Hundred Ten and no/100 Dollars ($95,210.00) (the "Moving Allowance Cryolife Phase II") and (ii) a space planning and design allowance of Ninety-Five Thousand Two Hundred Ten and no/100 Dollars ($95,210.00) (the "Design Allowance Cryolife Phase II"). The Moving Allowance Cryolife Phase II and the Design Allowance Cryolife Phase II shall be due and payable on the date on which Tenant takes occupancy of Cryolife Phase II. Tenant shall not be required to provide verification of Tenant's actual moving expenses or space planning or design expenses in order to be entitled to payment of the Moving Allowance of Cryolife Phase II and the Design Allowance of Cryolife Phase II."

                    The following shall be added as a new paragraph 44:

               "44. Tenant Allowance. Landlord shall provide Tenant with a Tenant Improvement Allowance ("TIA") in accordance with the Pre-Occupancy Agreement which TIA shall be fully amortized over the initial fifteen (15) year Term of Cryolife Phase II".

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     i.   Exhibit B is hereby  deleted in its  entirety  and  Exhibit B attached hereto and incorporated herein by reference is substituted in lieu therefor.

     j. Attached hereto as Exhibit B-1 is a Schedule of Base Rent payments for Cryolife Phase II, which Exhibit B1 is incorporated herein by reference.

     k. In Exhibit C, the form of estoppel letter for Cryolife Phase II shall refer to the year 2000 and the Premises shall refer to the nine and one half (9.5) acres together with the Ninety-Eight Thousand Two Hundred Sixty-Eight (98,268) sq. ft. building (plus the interconnection) known as Cryolife Phase II Building in Barrett, Cobb County, Georgia.

     l. Exhibit E, the form of Memorandum of Lease for Cryolife Phase II, shall refer to the year 2000, the First Amendment to Lease as of the date of __________, 1999, the sq. footage of the Cryolife Phase II Building shall be Ninety-Eight Thousand Two Hundred Sixty-Eight (98,268) sq. ft. (plus the square footage within the interconnection) and the term of the Lease shall be from the Substantial Completion date or October 31, 2000.

     m.   The following shall be added as a new paragraph 45:

               "45. Base Building and Leasehold  Improvements Cryolife Phase II:
               Landlord shall design and build the base building shell, which shall include but is not necessarily limited to the following features: a two-story block building over a steel frame, with mirrored glass; sprinklers to meet code (heads turned up); floor-to-ceiling glass on five-foot centers on four sides of the building (adjusted for loading area); paving, striping, leased pole lighting, curb and gutter in the parking lot; parking commensurate with Cryolife Phase I; landscaping commensurate with Cryolife Phase I; design specifications for Tenant Improvements; two (2) hydraulic elevators and entry lobby stairs and docking/receiving area similar to Cryolife Phase I.

                    As part of the  construction  of the base building shell for
               Cryolife Phase II, Landlord shall construct an interconnection between Cryolife Phase I building and Cryolife Phase II building of approximately seven thousand (7,000) square feet. Landlord shall be responsible for the cost of the interconnection not to exceed One Hundred Thousand and no/100 Dollars ($100,000.00) and any cost over and above the first One Hundred Thousand and no/100 Dollars ($100,000.00) for the construction of the interconnection shall be borne by the Tenant. Tenant may, at its election, use Tenant Improvement Allowance up to but not to exceed One Hundred Seventy-Five Thousand and no/100 Dollars ($175,000.00) for the payment of the construction cost of the interconnection over and above the first One Hundred Thousand and no/100 Dollars ($100,000.00).

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                    The leasehold  improvements  to be constructed by the Tenant and for which the Tenant Improvement Allowance has been allocated and established in the Pre-Occupancy Agreement shall be used for the construction of Tenant Improvements over and above the base building shell, including but not limited to: lobby finishes; tenant build-out; mechanical, electrical, plumbing design cost beyond the base building; interior design fees including the preparation of construction drawings for Tenant Improvements; moving allowance; space planning; restrooms beyond stub-in; tenant identification signage; installation of all HVAC, plumbing and electrical systems (beyond minimum required by code in compliance with mutually accrued locations, specifications and capacity; construction management by Tenant; and bonding and insurance for the construction of the Tenant Improvements.

                    The  Tenant  shall  be  responsible  for the  designing  and constructing all Tenant Improvements, over and above the base building, and for providing its own construction management services for the Tenant Improvements to be made by Tenant."

     The parties hereto hereby ratify, affirm and confirm the Lease, as amended hereby, and that the Lease is in full force and effect and that the parties are bound by the terms and conditions of the Lease as hereby amended.


                           TENANT:

                           CRYOLIFE, INC.
                           a Florida corporation

                           By:________________________________
                              Steven G.  Anderson
                              Its Chairman, President & CEO

                                    [CORPORATE SEAL]

                              Date of Signature _________________, 1999


                           LANDLORD:

                           AMLI LAND DEVELOPMENT -
                           I LIMITED PARTNERSHIP
                           an Illinois limited partnership

                           By: AMLI REALTY CO.,
                           a Delaware corporation, its sole general partner

                           By: _______________________________
                               Philip N.  Tague
                               Executive Vice President

                                    [CORPORATE SEAL]

                               Date of Signature _____________________, 1999